S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

November 21, 2000

Dear Shareholders:

We are pleased to provide the semi-annual report for the Salomon Brothers High Income Fund II Inc (the "Fund") as of October 31, 2000. We hope you find this report to be useful and informative. Included are market commentaries on the U.S. high-yield market and the emerging markets debt with discussion on the Fund performance, a schedule of the Fund's investments as of October 31, 2000 and the Fund's financial statements for the six-month period ended October 31, 2000. The Fund distributed income dividends totaling $0.78 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's October 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:/1/

                                      Annualized
         Price Per Share         Distribution Rate/2/     Total Return/2/
         ---------------         --------------------     ---------------
          $11.15 (NAV)                  13.99%                 0.53%
          $11.25 (NYSE)                 13.87%                 2.35%

In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")/3/ returned a negative 1.43% and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")/4/ returned 5.31% for the same period.

U.S. HIGH-YIELD MARKET

The U.S. high-yield bond market returned a negative 1.43% for the six months ended October 31, 2000, as reported by the SSB High Yield Market Index. During the period, the high-yield bond market continued to feel the effects of:

        1.  uneasiness over inflation and interest rates;
        2.  volatility in the equity markets;
        3.  investor outflows from mutual funds;
        4.  cyclical and default rate concerns; and
        5.  reduced broker/dealer liquidity.

_____________
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in net asset value or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.13 for twelve months. This rate is as of November 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3 The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note an investor cannot invest directly in an index.

4 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note an investor cannot invest directly in an index.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E   F U N D  I I  I N C

The Federal Reserve Board's ("Fed") 50 basis points/5/ interest rate increase and volatility in the U.S. stock markets contributed to continued mutual fund outflows of $701 million in May of 2000, as investors focused on the potential for further interest rate hikes. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates. As a result, the high-yield bond market returned a negative 1.39% in May 2000. In June, July and August, however, benign economic data and a more passive Fed mitigated some interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from the volatile equity markets. As a result, mutual fund flows improved to a positive $829 million and the high-yield market rallied to return 4.13% for the three months ended August 31, 2000. However, in September and October, a string of negative earnings announcements, high energy prices and signs of slowing economic growth revived profitability and default concerns, adversely affecting mutual fund flows which led to total net mutual fund outflows of nearly $2.2 billion during the period. As a result, the high-yield bond market suffered negative returns in the last two months of the period, resulting in a decline of 1.43% for the six months ended October 31, 2000.

For the six months ended October 31, 2000, the high-yield bond market's top performing sectors included energy, gaming, cable & other media, utilities, healthcare and financial companies. The energy sector performance was driven by the sustained rise in oil and gas prices. The less cyclical gaming, cable & other media and utilities sectors benefited from their perception as industries with more cash flow stability. The healthcare sector benefited from stronger earnings performance. The worst performing sectors included telecommunications, leisure, retail, automotive, metals/mining and supermarkets/drugstores. Telecommunications underperformed due to increased stock market volatility, heightened competition and concerns over profitability and funding. Leisure was adversely impacted by difficulties in the theatre operator sector stemming from overcapacity. Retail suffered from concerns over decreased consumer spending and intensified competition. Automotive was negatively affected by cyclical concerns and deteriorating conditions in the parts aftermarket. Negative steel product price pressures caused by high imports and customer inventory de-stocking hurt performance in metals/mining. In terms of credit quality, the BB graded credit tier, which returned 3.03%, outperformed B and CCC graded returns of negative 2.64% and negative 9.91%, respectively, as investors continued to favor larger, higher quality, more liquid BB graded issues.

The Fund's performance benefited from overweightings in energy and gaming and underweightings in telecommunications, leisure and supermarkets/drugstores. The Fund was adversely impacted, however, by an overweighting in retail and underweightings in utilities, healthcare and financial. During the course of the period, the Fund responded to market conditions by increasing its exposure to energy, gaming, utilities and healthcare issuers and decreasing its exposure to metals/mining and supermarkets/drugstores issuers.

On October 31, 2000, the high-yield bond market was yielding 13.44%, up from 12.48% at April 28, 2000 as reported by the SSB High-Yield Market Index. The excess yield over U.S. Treasuries was 7.63%, 152 basis points more than 6.11% as of April 30, 2000.

OUTLOOK

Going forward, we expect the high-yield bond market to continue to experience volatility over the course of the Fund's current fiscal year primarily as a result of several factors, including: (i) mutual fund

_____________
5 A basis point is 0.01% or one one-hundredth of a percent.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

flows, (ii) continued concerns over default rates, (iii) reduced secondary market liquidity and (iv) continuing cyclical concerns. In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB graded credits and pursuing selective opportunities in undervalued B and CCC graded credits.

Emerging Markets Debt

Emerging markets debt returned 5.31% for the six months ended October 31, 2000 as measured by the EMBI+. Performance was mixed throughout the period as monthly returns varied from 5.07% to negative 2.55%. Additionally, volatility in the equity markets and heightened tension in the Middle East also impacted emerging markets debt performance for the period. While Ecuador generated returns of over 41% during the period, individual country performance was more balanced than in recent periods, with nine countries out-performing and seven countries underperforming the EMBI+ return for the period. Notable out-performers were Russia, Venezuela and Nigeria all posting double digit returns.

Throughout the period the Fed continued its policy of slowing the pace of growth within the U.S. economy. The inflationary bias, now in effect for the past six Federal Open Market Committee ("FOMC")/6/ meetings was maintained. Rates rose 50 basis points to 6.50% on May 16, 2000. The federal funds rate ("fed funds rate")/7/ has remained at this level through three subsequent FOMC meetings.

Oil price strength over the past six months continued to drive many emerging market economies. Oil prices ended the period at $33.75 per barrel (on average) up over 30% in six months. In our view, Russia, Venezuela, Mexico and Colombia all continue to benefit from rising oil prices.

Return volatility for emerging markets debt remained substantially lower relative to year-earlier levels. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. During the month ending October 31, 2000, return volatility for the EMBI+ totaled 8.27% down substantially from the 1999 levels of 16.55%.

Ecuador was the best performing country in the EMBI+ returning 41.59% for the period. Ecuador completed its debt restructuring of defaulted Brady bonds,/8/ exchanging them for two issues of global bonds, one maturing in 2012 and one maturing in 2030. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's September returns well above the EMBI+ in a difficult month for emerging markets. In addition, the Paris Club granted Ecuador a standard rescheduling of US $880 million of bilateral debt. This Paris Club rescheduling represents all arrears plus all payments falling due through April 2001, when Ecuador's current stand-by agreement with the International Monetary Fund ("IMF") expires. While Ecuador continues to face a number of economic and political challenges, we believe that the debt restructuring gives the country time to deal with these challenges.

_______________
6 The FOMC is a policy-making body of the Fed, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

8 Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Russia was the second best performing country in the EMBI+ over the past six months, returning 14.06%. It is the best performer year-to-date. The country continues to work with the IMF on an expanded financing package. Most notable during the period were:

 .    The Duma approved the terms of Russia's debt restructuring with the London
     Club of creditors. The Russian government signed the agreements and the debt exchange closed in August;

 .    Tax collections continued to run ahead of budgeted levels, leading to a stronger than anticipated fiscal balance; and

 .    Rising oil prices helped expand Russia's hard currency reserve position.
     Russian reserves have doubled over the previous year and now exceed $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook. We have remained overweight Russia during the past six months.

Venezuela returned 11.75% for the period, third highest in the EMBI+. Oil price strength continues to drive the Venezuelan economy. We believe that Venezuela's fiscal and external accounts are benefiting from high oil prices, and that Venezuela's large volume of oil production and its relatively low debt load make it one of the most leveraged oil and gas producers in the emerging markets. Politics has been the other key influence on returns in Venezuela this year. President Chavez was re-elected to a six year term of office in July. International reserves now exceed total public sector external debt, which stands at $21 billion. Venezuelan monthly volatility levels, currently at 12% represent a 50% reduction from twelve months ago. In our view, Venezuela continues to be an attractive credit at current spread levels, trading at approximately 115 basis points over the market EMBI+.

Mexico returned 7.73% for the period. Mexico has been viewed by investors as a safe-haven in emerging markets since Moody's Investors Service upgraded its foreign currency debt rating to investment grade (Baa3). Sound fiscal policies, increased political stability and a reduced debt burden continue to be viewed positively by outside investors. That perception was enhanced when Vincente Fox, PAN candidate, was elected president on July 2, 2000. The election marked the first defeat for the PRI party in over 70 years of presidential politics. We believe this evolutionary opening of the Mexican political system further establishes Mexico as a leading credit in emerging markets.

Brazil returned 6.91% for the period. Good fiscal results are at the core of Brazil's solid success. The factors behind these good fiscal results include a combination of one-off revenue events and very disciplined expenditure control. Brazilian government officials have made substantial progress in dealing with the country's debt problems. Brazil successfully completed a $5 billion exchange of a new 40-year local bond for various issues of its Brady bonds. In addition, negotiations with the IMF have led to a lowering of the target for foreign currency reserves, giving the Brazilian central bank additional flexibility in supporting the local currency.

Argentina lagged the returns of the EMBI+ for the period returning a negative 2.95%. Our underweight position in Argentina continues to contribute to our overall performance. We believe that the Argentine economy must grow at a more accelerated pace in order to reduce the fiscal pressure of its debt amortisation schedule. The federal government of Argentina is working with the IMF while negotiating with congress and the provisional governments to develop a plan to freeze spending and stimulate growth.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Finally, Peru's debt performance has significantly trailed the EMBI+ return for the period, returning a negative 8.62%. Political uncertainty has risen in Peru following the resignation of President Fujimori pending new elections. The president's resignation was precipitated by heightened allegations of election fraud. New elections are scheduled for April 2001. Fujimori will not stand for re-election. While the situation is likely to remain volatile, it is our view that Peru remains totally committed to servicing its debt.

Outlook

The emerging markets closed the month of October with spreads at 745 basis points over Treasuries. The forces that led to strong emerging markets performance over the last two years remain intact. We believe reduced volatility levels and improving country fundamentals will continue to drive valuations in emerging market countries. In addition, six emerging market countries are on alert for credit upgrade by the rating agencies.

In a continuing effort to provide timely information concerning Salomon Brothers High Income Fund II Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund II Inc stock account, please call PFPC Global Fund Services at 1-800-331-1710.

Sincerely,

/s/ Heath B. McLendon                        /s/ Peter J. Wilby

Heath B. McLendon                            Peter J. Wilby
Chairman and President                       Executive Vice President


/s/ Beth A. Semmel                           /s/ James E. Craige

Beth A. Semmel                               James E. Craige
Executive Vice President                     Executive Vice President

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Schedule of Investments (unaudited)
October 31, 2000

      Face
      Amount                                             Security                                                  Value
-----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 65.3%
Basic Industries -- 6.0%
$  10,000,000   AEI Holding Co., Inc., 10.500% due 12/15/05 (a) ............................................   $      850,000
    5,000,000   APP China Group Ltd., 14.000% due 3/15/10 (a) ..............................................        2,112,500
    5,000,000   Avecia Group PLC, 11.000% due 7/1/09 .......................................................        4,825,000
    2,800,000   Borden Chemicals & Plastics Ltd., 9.500% due 5/15/05 .......................................        1,400,000
    2,500,000   Gentek Inc., 11.000% due 8/1/09 ............................................................        2,487,500
   10,000,000   Glencore Nickel Property Ltd., 9.000% due 12/1/1 ...........................................        8,312,500
   14,475,000   Jordan Industries Inc., zero coupon until 4/1/02 (11.750% thereafter), due 4/1/09 ..........        9,191,625
    2,500,000   Lyondell Chemical Co., 9.875% due 5/1/07....................................................        2,443,750
                Owens-Illinois, Inc.:
    3,500,000     7.850% due 5/15/04 .......................................................................        2,642,500
    1,500,000     7.500% due 5/15/10 .......................................................................        1,012,500
                P&L Coal Holdings Corp.:
    1,500,000     8.875% due 5/15/08 .......................................................................        1,492,500
    2,500,000     9.625% due 5/15/08 .......................................................................        2,443,750
    1,345,000   Pacifica Paper Inc., 10.000% due 3/15/09 ...................................................        1,348,362
    4,675,000   PCI Chemicals Canada Inc., 9.250% due 10/15/07 .............................................        1,799,875
    6,000,000   Radnor Holdings Corp., 10.000% due 12/1/03 .................................................        5,340,000
    2,360,000   Repap New Brunswick Inc., 10.625% due 4/15/05 ..............................................        2,436,700
    5,000,000   Republic Technology International Corp., 13.750% due 7/15/09 ...............................          781,250
    2,925,000   Tembec Industries Inc., 8.625% due 6/30/09 .................................................        2,873,812
                                                                                                                -------------
                                                                                                                   53,794,124
                                                                                                                -------------
Consumer Cyclicals -- 3.9%
    2,500,000   Advance Stores Co. Inc., 10.250% due 4/15/08 ...............................................        1,768,750
    6,625,000   Aztar Corp., 8.875% due 5/15/07 ............................................................        6,475,937
    2,000,000   Cole National Group, Inc., 8.625% due 8/15/07 ..............................................        1,250,000
    3,000,000   Finlay Enterprises Inc., 9.000% due 5/1/08 .................................................        2,715,000
    5,000,000   Guitar Center Management, 11.000% due 7/1/06 ...............................................        4,825,000
                HMH Properties Inc.:
      500,000     7.875% due 8/1/05 ........................................................................          477,500
    7,000,000     7.875% due 8/1/08 ........................................................................        6,475,000
                Levi Strauss & Co.:
    1,500,000     6.800% due 11/1/03 .......................................................................        1,233,750
    2,500,000     7.000% due 11/1/06 .......................................................................        1,837,500
    3,500,000   Mattress Discounters Corp., 12.625% due 7/15/07 ............................................        3,220,000
    2,025,000   Pillowtex Corp., 9.000% due 12/15/07 .......................................................          313,875

-----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

      Face
      Amount                                         Security                                              Value
---------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 3.9% (continued)
               Tommy Hilfiger Corp.:
$  1,000,000      6.500% due 6/1/03 ....................................................................  $   761,250
   1,500,000      6.850% due 6/1/08 ....................................................................      960,000
   3,700,000   WestPoint Stevens, Inc., 7.875% due 6/15/05 .............................................    2,756,500
                                                                                                          -----------
                                                                                                           35,070,062
                                                                                                          -----------

Consumer Non-Cyclicals -- 11.4%
  11,000,000   AKI Inc., 10.500% due 7/1/08 ............................................................    8,800,000
   2,000,000   American Safety Razor Co., 9.875% due 8/1/05 ............................................    1,930,000
   4,000,000   Circus Circus Enterprise Inc., 9.250% due 12/1/05 .......................................    3,970,000
   5,000,000   Columbia/HCA Healthcare Co., 6.910% due 6/15/05 .........................................    4,718,750
   7,250,000   Derby Cycle Corp., 10.000% due 5/15/08 ..................................................    1,848,750
   6,000,000   French Fragrance Inc., 10.375% due 5/15/07 ..............................................    5,810,000
   5,000,000   Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08 ..............................    4,662,500
   5,000,000   Harrah's Operating Co. Inc., 7.875% due 12/15/05 ........................................    4,862,500
   6,500,000   Home Interiors & Gifts Inc., 10.125% due 6/1/08 .........................................    2,177,500
   7,750,000   Horseshoe Gaming LLC, 9.375% due 6/15/07 ................................................    7,798,438
   5,500,000   Imperial Holly Corp., 9.750% due 12/15/07 ...............................................      962,500
  10,000,000   Iowa Select Farms, L.P., 10.750% due 12/1/05 (a) ........................................    2,850,000
   5,500,000   Majestic Star Casino Inc., 10.875% due 7/1/06 ...........................................    4,867,500
   3,000,000   Mandalay Resort Group, 10.250% due 8/1/07 ...............................................    3,082,500
   5,000,000   MGM Grand Inc., 9.750% due 6/1/07 .......................................................    5,212,500
   2,500,000   Mohegan Tribal Gaming, 8.750% due 1/1/09 ................................................    2,450,000
               Park Place Entertainment Inc.:
   2,000,000      7.875% due 12/15/05 ..................................................................    1,930,000
   3,750,000      9.375% due 2/15/07 ...................................................................    3,796,875
   4,000,000   Premier International Foods Corp., 12.000% due 9/1/09 ...................................    3,120,000
   2,201,000   Pueblo Xtra International Inc., 9.500% due 8/1/03 .......................................    1,045,475
               Revlon Consumer Products Corp.:
   1,450,000      8.125% due 2/1/06 ....................................................................    1,022,250
   2,250,000      9.000% due 11/1/06 ...................................................................    1,653,750
   1,875,000   Station Casions, Inc., 9.875% due 7/1/10 (a) ............................................    1,889,062
               Sun International Hotels Inc.:
     500,000      9.000% due 3/15/07 ...................................................................      466,875
   4,500,000      8.625% due 12/15/07 ..................................................................    4,151,250

---------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

  Face
 Amount                                               Security                                                       Value
-------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 11.4% (continued)
                     Tenet Healthcare Corp.:
$         1,750,000    8.000% due 1/15/05.....................................................................   $    1,730,312
          3,250,000    9.250% due 9/1/10......................................................................        3,420,625
          5,000,000  Triarc Consumer Products Group, 10.250% due 2/15/09......................................        5,625,000
          2,500,000  Vlasic Foods International Inc., 10.250% due 7/1/09......................................        1,237,500
          5,000,000  Windmere-Durable Holdings, Inc., 10.000% due 7/31/08.....................................        4,525,000
                                                                                                                 --------------
                                                                                                                    101,617,412
                                                                                                                 --------------

Energy -- 6.9%
                     Belco Oil & Gas Corp.:
          1,000,000    10.500% due 4/1/06.....................................................................        1,025,000
          3,500,000    8.875% due 9/15/07.....................................................................        3,307,500
          5,500,000  Canadian Forest Oil Ltd., 8.750% due 9/15/07.............................................        5,307,500
          2,750,000  Comstock Resources Inc., 11.250% due 5/1/07..............................................        2,901,250
         10,000,000  Continental Resources Inc., 10.250% due 8/1/08...........................................        9,000,000
          5,030,000  Grey Wolf Inc., 8.875% due 7/1/07........................................................        4,904,250
          5,000,000  Key Energy Services Inc., 14.000% due 1/15/09............................................        5,675,000
          2,000,000  Lomak Petroleum Inc., 8.750% due 1/15/07.................................................        1,910,000
          4,500,000  Nuevo Energy Co., 9.375% due 10/1/10 (a).................................................        4,500,000
          5,000,000  Ocean Energy Inc., 8.875% due 7/15/07....................................................        5,093,750
          2,000,000  Pennzoil Co., 10.250% due 11/1/05........................................................        2,227,500
          4,250,000  Pioneer Natural Resource Co., 9.625% due 4/1/10..........................................        4,473,125
                     Plains Resources Inc.:
          1,500,000    10.250% due 3/15/06....................................................................        1,515,000
          2,750,000    10.250% due 3/15/06 (a)................................................................        2,777,500
          1,000,000  R&B Falcon Corp., 9.500% due 12/15/08....................................................        1,072,500
          5,000,000  Vintage Petroleum Inc., 9.750% due 6/30/09...............................................        5,262,500
                                                                                                                 --------------
                                                                                                                     60,952,375
                                                                                                                 --------------

Financial -- 2.5%
          1,975,400  Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19..............................        1,490,300
                     ContiFinancial Corp.:
         11,600,000    7.500% due 3/15/02 (b)(c)..............................................................        1,682,000
          9,620,000    8.375% due 8/15/03 (b)(c)..............................................................        1,394,900
         12,445,000    8.125% due 4/1/08 (b)(c)...............................................................        1,804,525
          5,000,000  Felcor Lodging L.P., 9.500% due 9/15/08 (a)..............................................        4,987,500
          3,000,000  Metris Cos. Inc., 10.125% due 7/15/06....................................................        2,850,000
          8,000,000  Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due 3/15/23.................        5,760,000
          7,500,000  Nationwide Credit Inc., 10.250% due 1/15/08..............................................        1,912,500
                                                                                                                 --------------
                                                                                                                     21,881,725
                                                                                                                 --------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

 Face
Amount                                                   Security                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Housing Related -- 0.9%
                     American Standard Inc.:
$         625,000      7.375% due 4/15/05...........................................................................  $    598,437
        1,675,000      7.375% due 2/1/08............................................................................     1,566,125
        3,000,000    Blount Inc., 13.000% due 8/1/09................................................................     2,550,000
        4,025,000    Nortek Inc., 9.875% due 3/1/04.................................................................     3,642,625
                                                                                                                      ------------
                                                                                                                         8,357,187
                                                                                                                      ------------

Industrial - Manufacturing -- 5.3%
        1,485,000    Anchor Advanced Products Inc., 11.750% due 4/1/04..............................................     1,269,675
        8,800,000    Breed Technologies Inc., 9.250% due 4/15/08 (b)(c).............................................           880
        5,375,000    Communication Instruments Inc., 10.000% due 9/15/04............................................     4,595,625
       10,000,000    Federal Mogal Co., 7.500% due 1/15/09..........................................................     2,450,000
        7,000,000    Foamex L.P., 9.875% due 6/15/07................................................................     5,005,000
        3,750,000    Hexcel Corp., 9.750% due 1/15/09...............................................................     3,487,500
        2,500,000    International Utility Structures Inc., 10.750% due 2/1/08......................................     1,812,500
        8,000,000    Key Plastics, Inc., 10.250% due 3/15/07 (b)(c).................................................       520,000
        3,875,000    Lear Corp., 8.110% due 5/15/09.................................................................     3,482,655
        4,500,000    Moll Industries, Inc., 10.500% due 7/1/08......................................................     1,237,500
        5,000,000    Motors & Gears, Inc., 10.750% due 11/15/06.....................................................     4,875,000
        4,000,000    Oxford Automotive Inc., 10.125% due 6/15/07....................................................     3,180,000
        3,000,000    Polymer Group Inc., 9.000% due 7/1/07..........................................................     2,145,000
        7,500,000    Sequa Corp., 9.000% due 8/1/09.................................................................     7,312,500
        3,500,000    Williams Scotsman Inc., 9.875% due 6/1/07......................................................     2,957,500
        3,500,000    Winsloew Furniture, Inc., 12.750% due 8/15/07..................................................     3,237,500
                                                                                                                      ------------
                                                                                                                        47,568,835
                                                                                                                      ------------

Media - Telecommunications -- 18.3%
        2,136,263    Adelphia Communications Corp., 9.500% due 2/15/04..............................................     2,013,427
        2,000,000    Albrittion Communications Co., 9.750% due 11/30/07.............................................     1,925,000
       10,500,000    Avalon Cable Holdings LLC, zero coupon until 12/1/03 (11.875% thereafter), due 12/1/08.........     6,930,000
        2,000,000    Call Net Enterprises Inc., zero coupon until 8/15/03 (8.940% thereafter), due 8/15/08..........       570,000
        8,250,000    Century Communications, zero coupon due 1/15/08................................................     3,217,500
        8,000,000    Charter Communications Holdings LLC, zero coupon until 4/1/04
                       (9.920% thereafter), due 4/1/11..............................................................     4,670,000
                     Citadel Broadcasting Co.:
        2,500,000      10.250% due 7/1/07...........................................................................     2,437,500
        2,250,000      9.250% due 11/15/08..........................................................................     2,086,875
        5,000,000    Covad Communications Group, Inc., 12.000% due 2/15/10..........................................     2,325,000

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

 Face
 Amount                                               Security                                                   Value
--------------------------------------------------------------------------------------------------------------------------
Media - Telecommunication -- 18.3% (continued)
                  CSC Holdings Inc.:
$    5,250,000      9.875% due 2/15/13...................................................................   $    5,355,000
     5,000,000      9.875% due 4/1/23....................................................................        5,075,000
     2,250,000    Exodus Communications Inc., 11.625% due 7/15/10 (a)....................................        2,092,500
     4,000,000    Frontiervision Holdings L.P., zero coupon until 9/15/01 (11.875% thereafter),
                    due 9/15/07..........................................................................        3,360,000
                  Global Crossing Holding Ltd.:
     2,500,000      9.125% due 11/15/06..................................................................        2,396,875
     5,000,000      9.500% due 11/15/09..................................................................        4,800,000
     7,500,000    Hollinger International Publishing Inc., 9.250% due 2/1/06.............................        7,462,500
     4,250,000    ICG Holdings Inc., zero coupon until 5/1/01 (12.500% thereafter), due 5/1/06...........          722,500
                  Intermedia Communications Inc.:
     1,375,000      8.500% due 1/15/08...................................................................        1,299,375
     3,625,000      8.600% due 6/1/08....................................................................        3,434,687
     3,000,000    Lamar Media Group, 9.625% due 12/1/06..................................................        3,037,500
     2,750,000    Leap Wireless International Inc., 12.500% due 4/15/10..................................        2,021,250
                  Level 3 Communications Inc.:
     3,750,000      11.000% due 3/15/08..................................................................        3,393,750
     3,625,000      9.125% due 5/1/08....................................................................        2,945,312
                  Nextel Communications Inc.:
    10,000,000      Zero coupon until 10/31/02 (9.750% thereafter), due 10/31/07.........................        7,675,000
     8,000,000      Zero coupon until 2/15/03 (9.950% thereafter), due 2/15/08...........................        5,980,000
     2,500,000    NextLink Communications Inc., 10.750% due 6/1/09.......................................        2,206,250
                  NTL Communications Corp.:
     5,000,000      Zero coupon until 2/1/01 (11.500% thereafter), due 2/1/06............................        4,425,000
    10,000,000      Zero coupon until 10/15/03 (12.375% thereafter), due 10/15/08........................        5,900,000
     8,250,000    Price Communications Wireless Inc., 9.125% due 12/15/06................................        8,291,250
                  PSINet Inc.:
     1,500,000      11.500% due 11/1/08..................................................................          746,250
     4,500,000      11.000% due 8/1/09...................................................................        2,193,750
    10,000,000    R.H. Donnelley Corp., 9.125% due 6/1/08................................................        9,750,000
     2,500,000    Rogers Cantel, Inc., 9.375% due 6/1/08.................................................        2,562,500
     6,500,000    Rogers Communications Inc., 8.875% due 7/15/07.........................................        6,532,500
    10,000,000    Sun Media Corp., 9.500% due 2/15/07....................................................       10,125,000
     4,350,000    Telecorp PCS Inc., 10.625% due 7/15/10.................................................        4,360,875
                  Telewest Communications PLC:
     2,500,000      9.625% due 10/1/06...................................................................        2,075,000
     3,250,000      Zero coupon until 10/1/00 (11.000% thereafter), due 10/1/07..........................        2,843,750
     3,125,000      Zero coupon until 4/15/04 (9.250% thereafter), due 4/15/09...........................        1,414,063

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

  Face
 Amount                                               Security                                                     Value
----------------------------------------------------------------------------------------------------------------------------
Media - Telecommunication -- 18.3%(continued)
$    3,750,000   Ubiquitel Operating Co., zero coupon until 4/15/05 (14.000% thereafter), due 4/15/10........  $   1,706,250
    16,500,000   United International Holdings, zero coupon until 2/15/03 (10.750% thereafter),
                    due 2/15/08..............................................................................     10,147,500
                                                                                                               -------------
                                                                                                                 162,506,489
                                                                                                               -------------
Service - Other -- 5.2%
    10,000,000   Advanstar Communications Inc., 9.250% due 5/1/08............................................     10,150,000
                 Allied Waste North America, Inc.:
     1,850,000      7.875% due 1/1/09........................................................................      1,604,875
     2,250,000      10.000% due 8/1/09.......................................................................      1,935,000
     7,000,000   American Business Information Inc., 9.500% due 6/15/08......................................      5,355,000
     4,500,000   Aqua Chemical Inc., 11.250% due 7/1/08......................................................      3,082,500
     5,000,000   Avis Rent-A-Car, Inc., 11.000% due 5/1/09...................................................      5,350,000
     3,000,000   Comforce Operating Inc., 12.000% due 12/1/07................................................      1,350,000
     4,750,000   Crown Castle International Corp., 10.750% due 8/1/11........................................      4,892,500
     4,000,000   Holt Group, 9.750% due 1/15/06..............................................................        545,000
       750,000   Iron Mountain Inc., 8.750% due 9/30/09......................................................        718,125
     4,000,000   Mail-Well Corp., 8.750% due 12/15/08........................................................      2,980,000
                 Pierce Leahy Co.:
     2,250,000      11.125% due 7/15/06......................................................................      2,348,438
     4,400,000      8.125% due 5/15/08.......................................................................      4,114,000
     6,500,000   Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c)...............................................         97,500
     2,000,000   Sitel Corp., 9.000% due 3/15/06.............................................................      1,770,000
                                                                                                               -------------
                                                                                                                  46,292,938
                                                                                                               -------------
Technology - Electronics -- 1.0%
     3,000,000   Amphenol Corp., 9.875% due 5/15/07..........................................................      3,045,000
     7,500,000   Polaroid Corp., 11.500% due 2/15/06.........................................................      5,887,500
                                                                                                               -------------
                                                                                                                   8,932,500
                                                                                                               -------------

Transportation -- 2.0%
     5,000,000   Enterprise Shipholding Inc., 8.875% due 5/1/08..............................................      2,531,250
     5,500,000   Northwest Airlines Corp., 7.625% due 3/15/05................................................      5,018,750
     7,000,000   Stena Line, 10.625% due 6/1/08..............................................................      3,605,000
     6,933,679   Viacao Aerea Riograndens, 9.600% due 2/10/05................................................      6,448,321
                                                                                                               -------------
                                                                                                                  17,603,321
                                                                                                               -------------



--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

   Face
   Amount                          Security                                    Value
------------------------------------------------------------------------------------------
Utilities -- 1.9%
$  5,000,000   AES Corp., 9.375% due 9/15/10................................  $  5,100,000
   5,000,000   Azurix Corp., 10.750% due 2/15/10............................     4,625,000
               Calpine Corp.:
   2,675,000      8.750% due 7/15/07........................................     2,624,844
   2,425,000      7.750% due 4/15/09........................................     2,282,531
   2,500,000      8.625% due 8/15/10........................................     2,471,875
                                                                               -----------
                                                                                17,104,250
                                                                               -----------

              Total Corporate Bonds (Cost -- $729,213,229)..................   581,681,218
                                                                               -----------
Convertible Corporate Bonds -- 0.9%
Consumer Non-Cyclical -- 0.2%
   37,500,000     Sunbeam Corp., zero coupon due 3/25/18 (a).................    2,250,000
                                                                               -----------
Technology -- 0.7%
    7,500,000     Quantum Corp., 7.000% due 8/1/04...........................    6,042,225
                                                                               -----------

               Total Convertible Corporate Bonds (Cost--$16,799,310).........    8,292,225
                                                                               -----------

   Face
   Amount+
-------------
Sovereign Bonds -- 31.7%
Argentina -- 6.1%
              Republic of Argentina:
   5,000,000/ABS/ 8.750% due 7/10/02.........................................    4,531,250
     500,000      14.250% due 11/30/02 (d)...................................      481,250
   9,000,000      11.725% due 4/10/05 (d)....................................    8,370,000
   3,380,000/ABS/ 11.750% due 2/12/07........................................    2,894,125
      20,000      11.750% due 4/7/09.........................................       17,595
   3,750,000      11.375% due 3/15/10........................................    3,215,625
  13,970,000      11.750% due 6/15/15........................................   11,916,410
  18,509,144/ABS/ Bocon Pro 1, 2.7348% due 4/1/07 (d)........................   12,751,699
  11,250,000      FRB, 7.625% due 3/31/05 (d)................................    9,850,781
                                                                               -----------
                                                                                54,028,735
                                                                               -----------

________________________________________________________________________________
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

   Face
 Amount+                             Security                        Value
--------------------------------------------------------------------------------

Brazil -- 6.2%
               Federal Republic of Brazil:
      160,000    12.750% due 1/15/20.............................. $    148,560
    4,840,000    12.250% due 3/6/30...............................    4,228,950
   65,766,000    11.000% due 8/17/40..............................   50,574,054
                                                                   ------------
                                                                     54,951,564
                                                                   ------------

Bulgaria -- 1.4%
   16,890,000  Republic of Bulgaria, FLIRB, Series A, 3.000% due
    7/28/12 (d)  .................................................   12,002,457
                                                                   ------------
Colombia -- 1.8%
               Republic of Colombia:
    1,300,000    12.8325% due 8/13/05 (d).........................    1,290,250
    5,500,000    9.750% due 4/23/09...............................    4,412,375
    8,835,000    11.750% due 2/25/20..............................    7,116,593
    4,500,000    8.375% due 2/15/27...............................    2,778,750
                                                                   ------------
                                                                     15,597,968
                                                                   ------------

Croatia -- 0.1%
               Republic of Croatia:
      423,634    Series A, 7.750% due 7/31/10 (d).................      391,862
      181,744    Series B, 7.750% due 7/31/06 (d).................      173,111
                                                                   ------------
                                                                        564,973
                                                                   ------------

Ecuador -- 0.9%
               Republic of Ecuador:
    5,000,000    12.000% due 11/15/12.............................    3,400,000
   12,375,000    4.000% due 8/15/30 (d)...........................    4,721,836
                                                                   ------------
                                                                      8,121,836
                                                                   ------------

Ivory Coast -- 0.4%
               Republic of Ivory Coast:
    7,000,000    FLIRB, due 3/29/18 (b)(c)........................      962,500
   17,099,998    PDI, due 3/29/18 (b)(c)..........................    2,479,500
                                                                   ------------
                                                                      3,442,000
                                                                   ------------
Peru -- 1.4%
               Republic of Peru:
   16,875,000    FLIRB, 3.750% due 3/29/18 (d)....................    8,996,484
    6,000,000    PDI, 4.000% due 3/7/17 (d).......................    3,622,500
                                                                   ------------
                                                                     12,618,984
                                                                   ------------

________________________________________________________________________________
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

    Face
   Amount+                                                     Security                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Russia -- 7.5%
                Republic of Russia Federation:
     757,643      8.250% due 3/31/10.............................................................................      $     488,680
 175,162,500      2.500% due 3/31/30 (d).........................................................................         66,233,320
                                                                                                                       -------------
                                                                                                                          66,722,000
                                                                                                                       -------------

Venezuela -- 5.9%
                Republic of Venezuela:
  22,375,000      13.625% due 8/15/18............................................................................         20,808,750
   9,090,000      9.250% due 9/15/27.............................................................................          6,010,763
   3,750,000      Discount Bond, Series W-A, 7.375% due 3/31/20(d)...............................................          3,018,750
                  FLIRB:
  15,011,720        Series A, 7.4375% due 3/31/07 (d)............................................................         12,422,198
   5,261,840        Series B, 7.4375% due 3/31/07 (d)............................................................          4,354,173
   7,175,470      NMB, 8.000% due 12/18/05 (d)...................................................................          6,099,150
                                                                                                                       -------------
                                                                                                                          52,713,784
                                                                                                                      --------------
                Total Sovereign Bonds (Cost -- $289,518,349......................................................        280,764,301
                                                                                                                       -------------
Loan Participations (e) -- 1.7%
   7,735,136      Kingdom of Morocco, Tranche A, 7.750% due 1/1/09 (Chase Manhattan Bank) (d)....................          6,777,914
  10,105,729      The People's Democratic Republic of Algeria, Tranche 1, 6.8125% due 9/4/06
                  (Chase Manhattan Bank) (d).....................................................................          8,539,341
                                                                                                                       -------------
                  Total Loan Participations (Cost -- $15,140,928).................................................        15,317,255
                                                                                                                       -------------

        Shares
----------------
Preferred Stock -- 0.4%
      15,000      CSC Holdings Inc., Series M 11.125% due 4/1/08..................................................         1,592,625
      26,550      Rural Cellular Corp., 12.500% due 5/15/05.......................................................         2,100,769
                  TCR Holding Corp.:
      17,552        Class B Shares (c)............................................................................               176
       9,654        Class C Shares (c)............................................................................                97
      25,451        Class D Shares (e)............................................................................               255
      52,657        Class E Shares (d)............................................................................               527
                                                                                                                       -------------
                    Total Preferred S(Cost -- $4,238,116).........................................................         3,694,449
                                                                                                                       -------------

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

October 31, 2000

 Face
Amount                                                      Security                                          Value
---------------------------------------------------------------------------------------------------------------------
Warrants (c) -- 0.0%
$           5,000   APP China Group Ltd., Expires 3/15/10...........................................      $         50
            2,750   Leap Wireless International Inc., Expires 4/15/10...............................            30,594
            3,500   Mattress Discounters Co., Expires 7/15/0........................................            35,000
            5,000   Republic Technologies/RTI Capital Corp., Expires 7/15/09........................               500
            5,000   Ubiquitel Operating Inc., Expires 4/15/1........................................           150,625
            3,500   Winsloew Furniture, Inc., Expires 8/15/07.......................................            52,500
                                                                                                          ------------
                    Total Warrants (Cost -- $528,375)...............................................           269,269
                                                                                                          ------------

Repurchase Agreement -- 0.0%
          355,000   Warburg Dillon Read LLC, 6.540% due 11/1/00; Proceeds at maturity -- $355,064;
                       (Fully collateralized by U.S. Treasury Bonds, 11.625% due 11/15/00;
                       Market value -- $ 363,056) (Cost -- $355,000)................................           355,000
                                                                                                          ------------
                    Total Investments -- 100% (Cost -- $1,055,793,307*).............................      $890,373,717
                                                                                                          ============

______________________
  +  Face amount denominated in U.S. dollars unless otherwise indicated.
 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Security is currently in default.
 (c) Non-income producing security.
 (d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
 (e) Participation interests were acquired through the financial institutions indicated.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     -----------------------------------
     ARS -- Argentine Peso.
     FLIRB -- Front Loaded Interest Reduction Bond.
     FRB -- Floating Rate Bond.
     NMB -- New Money Bond.
     PDI -- Past Due Interest.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statement of Assets and Liabilities (unaudited)
October 31, 2000

ASSETS:
   Investments, at value (Cost -- $1,055,793,307)................................................   $  890,373,717
   Cash..........................................................................................              716
   Interest receivable...........................................................................       24,018,393
   Prepaid expenses..............................................................................           14,335
                                                                                                    --------------
   Total Assets..................................................................................      914,407,161
                                                                                                    --------------

LIABILITIES:
   Bank loan (Note 9)............................................................................      155,000,000
   Loan interest payable.........................................................................          957,604
   Management fee payable........................................................................          786,798
   Administration fee payable....................................................................           78,680
   Accrued expenses..............................................................................          208,783
                                                                                                    --------------
   Total Liabilities.............................................................................      157,031,865
                                                                                                    --------------
   Total Net Assets..............................................................................   $  757,375,296
                                                                                                    ==============

NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares authorized; 67,940,079 shares
     outstanding)................................................................................   $       67,940
   Additional paid-in capital....................................................................    1,011,875,842
   Overdistributed net investment income.........................................................       (6,027,782)
   Accumulated net realized loss from security transactions......................................      (83,121,114)
   Net unrealized depreciation on investments....................................................     (165,419,590)
                                                                                                    --------------
   Total Net Assets..............................................................................   $  757,375,296
                                                                                                    --------------
Net Asset Value, per share ($757,375,296 / 67,940,079 shares)....................................   $        11.15
                                                                                                    ==============

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statement of Operations
For the Six Months Ended October 31, 2000 (unaudited)

INCOME:
   Interest........................................................................................      $  57,420,072
                                                                                                         -------------
EXPENSES:
   Interest expense (Note 9).......................................................................          5,500,273
   Management fees (Note 2)........................................................................          4,749,537
   Administration fees (Note 2)....................................................................            474,954
   Audit and legal.................................................................................            162,781
   Custody.........................................................................................             43,041
   Registration fees...............................................................................             31,444
   Directors' fees.................................................................................             12,918
   Other...........................................................................................             45,918
                                                                                                         -------------
   Total Expenses..................................................................................         11,020,866
                                                                                                         -------------
Net Investment Income..............................................................................         46,399,206
                                                                                                         -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Net Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales...........................................................................        522,142,836
     Cost of securities sold.......................................................................        522,285,744
                                                                                                         -------------
   Net Realized Loss...............................................................................           (142,908)
                                                                                                         -------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period...........................................................................       (124,238,419)
     End of period.................................................................................       (165,419,590)
                                                                                                         -------------
   Increase in Net Unrealized Depreciation.........................................................        (41,181,171)
                                                                                                         -------------
Net Loss on Investments............................................................................        (41,324,079)
                                                                                                         -------------
Increase in Net Assets From Operations.............................................................      $   5,075,127
                                                                                                         =============

_______________________________________________________________________________
                      See Notes to Financial Statements.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statements of Changes in Net Assets
For the Six Months Ended October 31, 2000 (unaudited) and the Year Ended April 30, 2000

                                                                                   October 31              April 30
                                                                                  ------------            ----------
OPERATIONS:
   Net investment income...................................................   $    46,399,206           $  96,576,660
   Net realized loss.......................................................          (142,908)            (35,895,120)
   Increase in net unrealized depreciation.................................       (41,181,171)            (77,781,609)
                                                                              ---------------           -------------
   Increase (Decrease) in Net Assets From Operations.......................         5,075,127             (17,100,069)
                                                                              ---------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...................................................       (52,405,494)            (95,974,620)
                                                                              ---------------           -------------
   Decrease in Net Assets From Distributions to Shareholders...............       (52,405,494)            (95,974,620)
                                                                              ---------------           -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
     (1,193,340 shares issued).............................................        13,962,922                      --
   Offering expenses credited to paid-in capital...........................                --                  24,975
                                                                              ---------------           -------------
   Increase in Net Assets From Capital Share Transactions..................        13,962,922                  24,975
                                                                              ---------------           -------------
Decrease in Net Assets.....................................................       (33,367,445)           (113,049,714)

NET ASSETS:
   Beginning of period.....................................................       790,742,741             903,792,455
                                                                              ---------------           -------------
   End of period*..........................................................   $   757,375,296           $ 790,742,741
                                                                              ===============           =============
*Includes overdistributed net investment income of:........................   $    (6,027,782)          $     (21,494)
                                                                              ===============           =============


_______________________________________________________________________________
                      See Notes to Financial Statements.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Statement of Cash Flows (unaudited)
For the Six Months Ended October 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments..............................................    $ (649,800,561)
   Proceeds from disposition of long-term portfolio investments and principal paydowns.......       528,490,518
   Net sale of short-term portfolio investments..............................................        78,571,000
                                                                                                 --------------
                                                                                                    (42,739,043)

   Net investment income.....................................................................        46,399,206
   Capitalized income on payment-in-kind securities..........................................          (143,190)
   Amortization of net premium/discount on investments.......................................       (12,016,011)
   Net change to receivables/payables related to operations..................................        49,496,676
                                                                                                 --------------
   Net Cash Flows Provided by Operating Activities...........................................        40,997,638
                                                                                                 --------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Cash dividends paid.......................................................................       (52,405,494)
   Proceeds from reinvestment of dividends...................................................        11,408,369
                                                                                                 --------------
   Net Cash Flows Used by Financing Activities...............................................       (40,997,125)
                                                                                                 --------------
Net Increase in Cash.........................................................................               513
Cash, Beginning of period....................................................................               203
                                                                                                 --------------
Cash, End of period..........................................................................    $          716
                                                                                                 ==============


_______________________________________________________________________________
                       See Notes to Financial Statements.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I N C

Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income

S A L O M O N B R O T H E R S H I G H I N C O M E F U N D I N C and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) DEFERRED ORGANIZATION COSTS. Organization costs amounting to $85,000 were incurred in connection with the organization of the Fund. These costs have been deferred and were being amortized ratably over a five-year period from commencement of operations in May 1998. However, in accordance with the AICPA Statement of Position No. 98-5, "Reporting on the Costs of Start-up Activities", the Fund has expensed the unamortized amount of this asset on the first day of the current fiscal year.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(g) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I N C

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At October 31, 2000, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, owned 6,667 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

Note 3. Portfolio Activity

During the six months ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

    Purchases..................................................  $  592,280,706
                                                                 ==============
    Sales......................................................  $  522,142,836
                                                                 ==============

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

    Gross unrealized appreciation..............................  $   10,841,426
    Gross unrealized depreciation..............................    (176,261,016)
                                                                 --------------
    Net unrealized depreciation................................  $ (165,419,590)
                                                                 ==============
Note 4. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received,

S A L O M O N B R O T H E R S H I G H I N C O M E F U N D I N C without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended October 31, 2000, the Fund did not enter into any written covered call or put option contracts.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At October 31, 2000, the Fund held loan participations with a total cost of $15,140,928.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to October 31, 2000

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.13 per share for the months of November and December 2000, payable on November 24 and December 29, 2000 to shareholders of record on November 14 and December 12, 2000, respectively.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I N C

Note 8. Capital Loss Carryforward

At April 30, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $72,343,500, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                                                   2007             2008           Total
                                               -------------   -------------   --------------
Carryforward Amounts . . . . . . . . . . . .   $  32,298,000   $  40,142,000     $  72,440,000

Note 9. Bank Loan

At October 31, the Fund had outstanding a $155,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent.

S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I N C

Financial Highlights

Data for a share of capital stock outstanding throughout the year ended April 30, except where noted:

                                                                         2000(1)         2000           1999(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................     $    11.85       $   13.54      $     15.00
                                                                     ----------       ----------     -------------
Income (Loss) From Operations:
   Net investment income........................................           0.69            1.45             1.23
   Net realized and unrealized loss.............................          (0.61)          (1.70)           (1.45)
                                                                     ----------       ----------     -------------
Total Income (Loss) From Operations.............................           0.08           (0.25)           (0.22)
                                                                     ----------       ----------     -------------
Offering Costs on Issuance of Common  Stock.....................             --              --            (0.02)
                                                                     ----------       ----------     -------------
Less Distributions From:
   Net investment income........................................          (0.78)          (1.44)           (1.22)
                                                                     ----------       ----------     -----------
Net Asset Value, End of Period..................................     $    11.15       $   11.85      $     13.54
                                                                     ==========       =========      ===========

Per Share Market Value, End of Period...........................     $   11.250       $  11.750      $    12.625
                                                                     ==========       =========      ===========
Total Return, Based on Market Price Per Share(3)................           2.35%++         5.45%           (7.57)%++
Ratios to Average Net Assets:


   Total expenses, including interest expense...................           2.75%+          2.09%            1.54%+


   Total expenses, excluding interest expense (operating
    expenses)...................................................           1.37%+          1.29%            1.24%+
   Net investment income........................................          11.57%+         11.48%            9.84%+
Bank Loans Outstanding, End of Period (000s)....................     $  155,000       $ 105,000      $   105,000
Weighted Average Interest Rate on Bank Loans....................           7.19%           6.18%            5.72%


Net Assets, End of Period (000s)................................     $  757,375       $ 790,743      $   903,792
Portfolio Turnover Rate.........................................             58%             68%              66%
----------------------------------------------------------------------------------------------------------------

(1)  For the six months ended October 31, 2000 (unaudited).
(2) For the period May 28, 1998 (commencement of operations) through April 30, 1999.
(3) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:


                                                                                                   Net Realized &
                                                                           Net Investment            Unrealized
                                                                               Income                Gain (Loss)
                                                                      ----------------------  ------------------------
Quarters Ended(1)                                                        Total     Per Share     Total       Per Share
----------------------------------------------------------------------------------------------------------------------
July 31, 1998(2) ..................................................   $  11,896    $   0.18   $    (9,730)    $  (0.15)
October 31, 1998 ..................................................      22,489        0.34      (138,586)       (2.10)
January 31, 1999 ..................................................      23,108        0.35        32,169         0.48
April 30, 1999 ....................................................      24,054        0.36        21,289         0.32
July 31, 1999 .....................................................      22,833        0.34       (44,121)       (0.66)
October 31, 1999 ..................................................      24,606        0.37       (28,350)       (0.42)
January 31, 2000 ..................................................      25,079        0.38        (6,790)       (0.10)
April 30, 2000 ....................................................      24,059        0.36       (34,416)       (0.52)
July 31, 2000  ....................................................      21,722        0.32        12,537         0.18
October 31, 2000 ..................................................      24,677        0.37       (53,861)       (0.79)

_________________
(1) Totals expressed in thousands of dollars except per share amounts.
(2) For the period May 28, 1998 (commencement of operations) through July 31, 1998.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's

   S A L O M O N B R O T H E R S H I G H I N C O M E F U N D I I I N C proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice

   S A L O M O N B R O T H E R S H I G H I N C O M E F U N D I I I N C to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.


Additional Shareholder Information (unaudited)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

   S A L O M O N  B R O T H E R S  H I G H  I N C O M E  F U N D  I I  I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Inc.

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director, SSB Citi Fund
      Management LLC and Travelers Investment
      Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly  Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund II Inc
      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      PFPC Trust Company
      17th and Chestnut Streets
      Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
      PFPC Global Fund Services
      P.O. Box 8030
      Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue New
      York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIX

  PFPC Global Fund Services
  P.O. Box 8030
  Boston, MA 02266-8030


   Salomon Brothers
   High Income Fund II Inc


   Semi-Annual Report
   October 31, 2000










              Art To Come

Salomon Brothers Asset Management